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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            ------------------------

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                            ------------------------



         Date of Report (Date of Earliest Event Reported): June 9, 2003

                          HOME INTERIORS & GIFTS, INC.
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             (Exact Name of Registrant as Specified in its Charter)

                                      TEXAS
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                 (State or Other Jurisdiction of Incorporation)


                 333-62021                             75-0981828
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         (Commission File Number)         (I.R.S. Employer Identification No.)

1649 FRANKFORD ROAD WEST
CARROLLTON, TEXAS                                             75007
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(Address of Principal Executive offices)                    (Zip Code)

                                 (972) 386-1000
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              (Registrant's Telephone Number, Including Area Code)

                                 NOT APPLICABLE
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          (Former Name or Former Address, if changed Since Last Report)

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
ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits.
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         99.1      Press Release, dated June 9, 2003, announcing the
                   strategic alliance between the registrant and Meredith Corporation.

ITEM 9.  REGULATION FD DISCLOSURE.

On June 9, 2003, the registrant announced that it entered into a strategic alliance with Meredith Corporation. A copy of the press release is attached as
Exhibit 99.1.



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
                                   SIGNATURE

           Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                          HOME INTERIORS & GIFTS, INC.


Date:      June 9, 2001.           By: /s/ Kenneth J. Chichocki
                                       -----------------------------------------
                                       Name:   Kenneth J. Chichocki
                                       Title:  Senior Vice President of Finance,
                                               Chief Financial Officer and
                                               Secretary





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
                               INDEX TO EXHIBITS

               Exhibit Number            Description
               --------------            -----------

                    99.1 Press Release, dated June 9, 2003, announcing the strategic alliance between the registrant and Meredith Corporation.





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